UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

TCW Strategic Income Fund, Inc.

Paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Fund, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Fund or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

To Our Valued Shareholders

David Lippman President, Chief Executive Officer and Director

To the shareholders of the TCW Strategic Income Fund:

TCW is pleased to present the 2020 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For 2020, shares of TSI increased by 3.75% while the Fund’s net asset value (i.e., returns of the underlying assets) grew by 7.25%. For reference, TSI’s customized benchmark, a construct that is 25% high yield, 15% equities, 15% convertible bonds, and 45% U.S. Aggregate Bond Index, gained 14.60% in 2020. Both the underlying assets and the Fund’s one-year price-based return trailed the benchmark, with the price-based return trailing the NAV-based return as the share price moved from a premium over NAV of 0.7% at the start of the year to a discount of 2.7% by the end of 2020. Since inception and 10 Year annualized NAV-based and price-based returns both remain ahead of the Fund’s benchmark.

Over the past four quarters, the Fund paid quarterly dividends of 3.82, 6.50, 9.06, and 8.13 cents per share. This represents an annualized rate of approximately 28 cents per share, contributing to a realized 12-month trailing yield of 4.8%, as of 12/31/2020. The fourth quarter dividend of 3.82 cents represented a decline over previous quarters due to an industry standard accounting adjustment that reflects fluctuations in distributable income based on interest rate movements. The methodology is cyclical and tends to reduce the distributable earnings in periods of declining interest rates. As a result of this accounting adjustment, the fourth quarter dividend was reduced by approximately 5.9 cents.

Fund Performance

		Annualized Total Return as of December 31, 2020
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price-Based Return	3.75	3.75	5.31	7.68	8.44	9.92	8.19
NAV-Based Return	7.25	7.25	5.81	5.83	7.74	8.75	8.39
Custom Benchmark(1)	14.60	14.60	9.44	9.15	7.43	6.99	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 25% Citi High Yield Cash Pay Index.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Management Commentary

TCW manages the Fund according to a full cycle discipline. Effectively, this means that our management style opportunistically increases the level of risk taking in the early stages of an asset price/credit cycle. In the latter stages of the cycle, our proclivity is to reduce risk, which naturally also has the tendency to pull down the overall yield of the portfolio.

Coming into 2020, the Fund had been defensively oriented for some time in recognition of deteriorating underwriting standards and a buildup of leverage, particularly within the corporate credit space, that indicated markets were in the later stages of the credit cycle. Thus as market volatility picked up dramatically in late March and increased yield premiums across fixed income sectors resulted in attractive entry points, the Fund was positioned to add exposures in high quality sectors that were expected to be resilient or were likely to benefit from Fed activities or support. This was reflected in an increased allocation to high conviction credits, with relative value additions among financials (namely Fed-supported assets such as money center banks), health care, and municipals, as well as idiosyncratic names with improved upside-to-downside outlooks. Additionally, as equity prices swiftly declined in March, the Fund added equities in the banking, energy, and REIT sectors, bringing the allocation to over 10% in a matter of weeks. As markets remediated in subsequent months on an implied Fed backstop and optimism surrounding the rollout of a COVID vaccine, some of these additions were trimmed, including the equity position which ended the year at approximately 5%. Outside of the corporate space, commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS) were reduced early in the year, particularly agency CMBS as yield premiums narrowed, while the allocation to non-agency CMBS grew with incremental additions of IO (interest-only) and single asset, single borrower bonds. Late in the year current (low) coupon agency MBS was added via the TBA (To-Be-Announced) market as increased Fed buying of agency mortgages has enhanced the implied carry of TBAs. Finally, the allocation to asset-backed securities increased in the second half of 2020 with the addition of AAA-rated collateralized loan obligations (CLOs).

Markets are pricing in a degree of optimism and certainty regarding the path forward that does not appear to reflect the underlying challenges facing the economy. Though the global economy has probably shown more resilience and rebound than expected due to extraordinary policy response, a return to sustained growth likely remains a ways off as uncertainties around the pandemic remain. It is still too early to estimate the long-term effects, though more likely than not, current valuations portend a challenging environment for prospective returns which requires careful evaluation of the shifting environment. Nevertheless, TCW expects economic conditions to trend in the direction of ongoing improvement, but with a degree of volatility and potential setbacks. Volatile episodes are likely to be short-lived with Fed support programs established and ready to be implemented as needed. Strategy direction in this regard necessitates a reduction in risk profile with a relatively short duration profile given the historically low level of rates and likelihood to remain anchored in accommodative central bank policy. Corporate credit is viewed as generally expensive and positioning remains largely defensive, with an emphasis on communications and consumer non-cyclicals, while exposure to vulnerable issuers and industries is minimized. Though market value and contribution to spread duration have been cut in corporate holdings, some areas with elevated spread have been preserved to maintain carry on the limited risk posture, and holdings will continue to be adjusted opportunistically on bouts of volatility if pricing is attractive. Securitized credit remains an area of constructive positioning, with continued value in the legacy non-agency MBS space. New exposures are being sought on attractive valuations in re-securitized non-agency issues as the underlying mortgage loans continue to age. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions on well-collateralized AA-rated issues offering good yields, while remaining asset-backed securities (ABS) exposure continues to be made up largely of government-guaranteed FFELP student loan collateral. Finally, the continuation of Fed purchases in agency MBS led to the addition of pass-through pools, with implementation via TBAs, which confer the benefit of cheap financing through the dollar-roll market.

Portfolio Positioning

SECTOR ALLOCATION

MBS ALLOCATION

Asset-backed	Securities (ABS)
Common	Stock (CS)
Corporate	Bonds (CB)
Foreign	Government Bonds (FGB)
Money	Market Investments (MM)
Mortgage-backed	Securities (MBS)
Municipal	Bonds (MUNI)
U.S.	Treasury Securities (UST)
Commercial	Mortgage-Backed Securities (CMBS)
Residential	Mortgage-Backed Securities (RMBS)

Modest leverage can be utilized by the Fund through a Line of Credit facility ($70 million available). Early year market volatility provided an expanded opportunity set among risk assets and the Fund utilized just over 9% leverage to take advantage of attractive entry points, specifically in the equity space. As equity prices remediated in subsequent months, the Fund began dollar cost averaging out of the position, with proceeds from equity sales used to reduce leverage to 0% by the end of August. The management team stands ready to further utilize the leverage facility when market opportunity is again abundant and management deems the use of leverage as accretive to returns.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our web site at www.tcw.com or contact our shareholder services department at 1-866-227-8179, or contact@tcw.com.

Sincerely,

David Lippman

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 100.3% of Net Assets

ASSET-BACKED SECURITIES — 10.7%

321 Henderson Receivables LLC (17-1A-A)

3.99% (1)	08/16/60	$216,196	$252,141

Aimco CLO, Ltd. (20-11A-A2)

1.52% (3 mo. USD LIBOR + 1.300%) (1)(2)	10/15/31	1,000,000	1,001,137

Allegro CLO XII, Ltd. (20-1A-B)

1.00% (1)(3)(4)	01/21/32	475,000	475,238

Bayview Commercial Asset Trust (03-2-A)

1.02% (1 mo. USD LIBOR + 0.870%) (1)(2)	12/25/33	305,052	300,504

Bayview Commercial Asset Trust (04-1-A)

0.69% (1 mo. USD LIBOR + 0.540%) (1)(2)	04/25/34	265,500	265,341

Bayview Commercial Asset Trust (04-2-A)

0.79% (1 mo. USD LIBOR + 0.645%) (1)(2)	08/25/34	258,306	252,407

Bayview Commercial Asset Trust (04-3-A1)

0.70% (1 mo. USD LIBOR + 0.555%) (1)(2)	01/25/35	139,264	136,610

Brazos Higher Education Authority, Inc. (10-1-A2)

1.41% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	2,200,000	2,228,378

Cedar Funding CLO, Ltd. (20-12A-A)

1.49% (3 mo. USD LIBOR + 1.270%) (1)(2)	10/25/32	1,375,000	1,376,169

CIT Education Loan Trust (07-1-A)

0.34% (3 mo. USD LIBOR + 0.090%) (1)(2)	03/25/42	603,062	578,329

CoreVest American Finance Trust (19-1-XA) (I/O)

2.16% (1)(4)	03/15/52	1,862,960	133,680

CoreVest American Finance Trust (20-1-A2)

2.30% (1)	03/15/50	470,000	477,441

CoreVest American Finance Trust (20-3-XA) (I/O)

3.61% (1)(4)	08/15/53	2,043,884	321,162

CoreVest American Finance Trust (20-3-XB) (I/O)

2.56% (1)(4)	08/15/53	1,650,000	280,633

Dryden CLO, Ltd. (20-85A-A1)

1.56% (3 mo. USD LIBOR + 1.350%) (1)(2)	10/15/32	1,375,000	1,377,878

Education Loan Asset-Backed Trust I (13-1-A2)

0.95% (1 mo. USD LIBOR + 0.800%) (1)(2)	04/26/32	1,252,883	1,246,036

EFS Volunteer No 2 LLC (12-1-A2)

1.50% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	1,215,227	1,228,710

FORT CRE LLC (18-1A-A1)

1.50% (1 mo. USD LIBOR + 1.350%) (1)(2)	11/16/35	577,000	562,158

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

GCO Education Loan Funding Master Trust II (06-2AR-A1RN)

0.80% (1 mo. USD LIBOR + 0.650%) (1)(2)	08/27/46	$2,024,394	$1,966,721

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	155,875	157,652

Goal Capital Funding Trust (06-1-B)

0.66% (3 mo. USD LIBOR + 0.450%) (2)	08/25/42	208,678	193,423

Magnetite VII, Ltd. (12-7A-A1R2)

1.04% (3 mo. USD LIBOR + 0.800%) (1)(2)	01/15/28	410,000	407,615

MF1, Ltd. (20-FL4-C)

3.76% (1 mo. USD LIBOR + 3.600%) (1)(2)	11/15/35	1,150,000	1,157,502

Nelnet Student Loan Trust (14-4A-A2)

1.10% (1 mo. USD LIBOR + 0.950%) (1)(2)	11/25/48	575,000	576,641

North Carolina State Education Assistance Authority (11-1-A3)

1.11% (3 mo. USD LIBOR + 0.900%) (2)	10/25/41	1,500,426	1,507,583

OHA Credit Funding, Ltd. (20-7A-A)

1.47% (3 mo. USD LIBOR + 1.250%) (1)(2)	10/19/32	1,400,000	1,401,507

Palmer Square CLO, Ltd. (18-1A-A1)

1.25% (3 mo. USD LIBOR + 1.030%) (1)(2)	04/18/31	600,000	597,455

Palmer Square Loan Funding Ltd. (20-2A-A2)

1.77% (3 mo. USD LIBOR + 1.550%) (1)(2)	04/20/28	350,000	350,174

Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2)

0.00% (3 mo. USD LIBOR + 1.750%) (1)(2)(3)	01/20/34	420,000	420,210

Rockford Tower CLO, Ltd. (20-1A-D)

4.001% (3 mo. USD LIBOR + 3.750%) (1)(2)	01/20/32	900,000	900,432

Scholar Funding Trust (12-B-A2)

1.25% (1 mo. USD LIBOR + 1.100%) (1)(2)	03/28/46	656,972	661,838

SLC Student Loan Trust (04-1-B)

0.51% (3 mo. USD LIBOR + 0.290%) (2)	08/15/31	278,473	250,782

SLC Student Loan Trust (06-1-B)

0.43% (3 mo. USD LIBOR + 0.210%) (2)	03/15/55	374,621	333,302

SLM Student Loan Trust (04-2-B)

0.68% (3 mo. USD LIBOR + 0.470%) (2)	07/25/39	317,819	294,550

SLM Student Loan Trust (05-9-B)

0.51% (3 mo. USD LIBOR + 0.300%) (2)	01/25/41	383,502	350,835

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (07-6-B)

1.06% (3 mo. USD LIBOR + 0.850%) (2)	04/27/43	$126,205	$116,821

SLM Student Loan Trust (07-7-B)

0.96% (3 mo. USD LIBOR + 0.750%) (2)	10/27/70	150,000	131,553

SLM Student Loan Trust (08-2-B)

1.41% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	225,000	205,412

SLM Student Loan Trust (08-3-B)

1.41% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	225,000	207,066

SLM Student Loan Trust (08-4-B)

2.06% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	515,000	496,183

SLM Student Loan Trust (08-5-B)

2.06% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	260,000	256,221

SLM Student Loan Trust (08-6-B)

2.06% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	225,000	215,503

SLM Student Loan Trust (08-7-B)

2.06% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	305,000	296,155

SLM Student Loan Trust (08-8-B)

2.46% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	260,000	260,297

SLM Student Loan Trust (08-9-B)

2.46% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	260,000	257,987

Store Master Funding I-VII (19-1-A2)

3.65% (1)	11/20/49	503,517	519,449

Structured Receivables Finance LLC (10-A-B)

7.61% (1)	01/16/46	557,299	639,288

Structured Receivables Finance LLC (10-B-B)

7.97% (1)	08/15/36	341,056	423,877

Student Loan Consolidation Center (02-2-B2)

1.65% (28-day Auction Rate) (1)(2)	07/01/42	1,250,000	1,153,050

TCI-Flatiron CLO, Ltd. (16-1A-BR2)

1.84% (3 mo. USD LIBOR + 1.600%) (1)(2)(3)	01/17/32	280,000	280,140

Voya CLO, Ltd. (14-3A-A1R)

0.93% (3 mo. USD LIBOR + 0.720%) (1)(2)	07/25/26	333,868	333,334

Total Asset-backed Securities

(Cost: $29,090,747)			29,814,510

MORTGAGE-BACKED SECURITIES — 58.5%

Commercial Mortgage-backed Securities — Agency — 3.9%

BMO SBA COOF Trust (19-1-A) (I/O)

1.47% (1)(4)	10/25/45	9,018,455	551,803

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

COOF Securitization Trust II (15-2-A1) (I/O)

2.38% (1)(4)	08/25/41	$5,553,489	$388,158

Fannie Mae, Pool #464398

5.97%	01/01/40	558,606	677,572

Fannie Mae, Pool #464400

5.97%	01/01/40	423,186	513,313

Fannie Mae, Pool #AN3542

3.41%	11/01/46	1,134,017	1,302,780

Fannie Mae (11-M5-A2) (ACES)(I/O)

1.07% (4)	07/25/21	1,941,643	7,176

Fannie Mae (16-M11-X2) (I/O)

2.75% (4)	07/25/39	2,098,209	78,782

Fannie Mae (19-M29-X4) (I/O)

0.70% (4)	03/25/29	7,900,000	348,280

Fannie Mae (20-M10-X1) (I/O)

1.80% (4)	12/25/30	1,373,815	184,087

Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O)

1.69% (4)	10/25/40	12,555,000	333,101

Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O)

1.66% (4)	10/25/41	4,020,000	159,704

Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O)

2.11% (4)	08/25/42	3,110,000	222,681

Freddie Mac Multifamily Structured Pass Through Certificates (K057-X1) (I/O)

1.18% (4)	07/25/26	5,300,891	297,040

Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O)

1.31% (4)	03/25/23	16,617,806	355,327

Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O)

2.15% (4)	05/25/47	3,750,000	382,344

Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O)

1.81%	05/25/27	4,194,252	178,373

Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O)

1.01% (4)	07/25/33	1,295,000	147,092

Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O)

2.81% (4)	08/25/39	4,000,000	61,518

Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O)

1.97% (4)	07/25/40	3,475,000	98,644

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.81% (4)	08/25/40	2,500,000	68,690

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (4)	11/25/40	5,400,000	164,204

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O)

1.71% (4)	01/25/41	$4,095,000	$132,095

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.20% (4)	04/25/23	56,630,512	258,776

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O)

1.66% (4)	07/25/41	4,500,000	165,472

Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O)

0.09% (4)	07/25/23	27,056,283	66,926

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.04% (4)	11/25/42	4,875,000	346,526

Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O)

1.55% (4)	10/25/43	2,330,000	145,170

Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O)

1.89% (4)	12/25/44	2,500,000	245,416

Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O)

0.88% (4)	04/25/24	12,873,424	296,293

Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O)

1.95% (4)	11/25/45	3,455,000	235,823

Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O)

2.17% (4)	05/25/46	2,400,000	212,752

Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O)

1.20% (4)	06/25/27	7,983,946	448,094

Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O)

1.06% (4)	03/25/26	8,599,017	405,070

Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O)

1.03% (4)	08/25/29	4,978,217	351,098

Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O)

1.60% (4)	06/25/29	2,290,000	239,103

Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O)

4.06% (4)	03/25/29	690,000	121,511

Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O)

0.36%	08/25/24	6,772,925	51,491

Ginnie Mae (12-139-IO) (I/O)

0.78% (4)	02/16/53	6,334,214	188,128

Ginnie Mae (13-52-IO) (I/O)

0.57% (4)	02/16/55	10,103,467	111,680

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Ginnie Mae (09-114-IO) (I/O)

0.03% (4)	10/16/49	$5,279,717	$712

Ginnie Mae (10-148-IO) (I/O)

0.51% (4)	09/16/50	7,177,170	61,101

Ginnie Mae (11-10-IO) (I/O)

0.00% (4)	12/16/45	984,661	875

Ginnie Mae (11-105-IO) (I/O)

0.00% (4)(5)	09/16/51	5,938,840	6,792

Ginnie Mae (11-152-IO) (I/O)

0.15% (4)	08/16/51	2,749,602	5,454

Ginnie Mae (11-42-IO) (I/O)

0.00% (4)(5)	08/16/50	5,526,355	3,707

Ginnie Mae (12-4-IO) (I/O)

0.04% (4)	05/16/52	7,378,907	15,192

Ginnie Mae (14-103-IO) (I/O)

0.33% (4)	05/16/55	4,421,549	66,612

Ginnie Mae (14-125-IO) (I/O)

0.89% (4)	11/16/54	2,920,215	128,849

Total Commercial Mortgage-backed Securities — Agency

(Cost: $13,921,000)			10,831,387

Commercial Mortgage-backed Securities — Non-Agency — 12.9%

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.09% (1)(4)	08/10/38	590,000	692,668

BBCMS Mortgage Trust (17-C1-XA) (I/O)

1.49% (4)	02/15/50	3,913,812	270,446

BBCMS Mortgage Trust (18-C2-A5)

4.31%	12/15/51	430,000	517,509

BBCMS Mortgage Trust (20-C6-F5TB)

3.69% (1)(4)	02/15/53	250,000	255,094

BBCMS Trust (15-SRCH-D)

4.96% (1)(4)	08/10/35	150,000	165,969

Benchmark Mortgage Trust (19-B10-3CCB)

3.90% (1)(4)	03/15/62	435,000	392,700

Benchmark Mortgage Trust (19-B14-225D)

3.29% (1)(4)	12/15/62	535,000	502,308

Benchmark Mortgage Trust (20-B17-A5)

2.29%	03/15/53	1,040,000	1,104,594

Benchmark Mortgage Trust (20-IG3-BXC)

3.65% (1)(4)	09/15/48	555,000	557,175

BF Mortgage Trust (19-NYT-E)

2.66% (1 mo. USD LIBOR + 2.500%) (1)(2)	12/15/35	525,000	512,296

BX Commercial Mortgage Trust (18-IND-G)

2.21% (1 mo. USD LIBOR + 2.050%) (1)(2)	11/15/35	360,500	359,412

BX Commercial Mortgage Trust (20-FOX-E)

3.76% (1 mo. USD LIBOR + 3.600%) (1)(2)	11/15/32	910,000	918,531

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	$265,000	$291,939

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	680,000	798,219

CALI Mortgage Trust (19-101C-E)

4.32% (1)(4)	03/10/39	315,000	318,275

Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O)

1.75% (1)(4)(6)	09/10/45	2,979,996	65,778

Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O)

1.36% (1)(4)	05/10/47	5,456,382	197,137

Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O)

0.78% (4)	11/10/48	6,824,994	195,484

Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O)

1.18% (1)(4)	05/10/36	14,000,000	471,787

COMM Mortgage Trust (12-LC4-XB) (I/O)

0.54% (1)(4)	12/10/44	18,671,016	113,245

COMM Mortgage Trust (13-CR11-XA) (I/O)

0.92% (4)	08/10/50	9,783,863	214,080

COMM Mortgage Trust (13-CR12-XA) (I/O)

1.12% (4)	10/10/46	9,319,261	247,862

COMM Mortgage Trust (13-LC13-XA) (I/O)

1.11% (4)	08/10/46	8,117,002	197,523

COMM Mortgage Trust (14-CR18-XA) (I/O)

1.01% (4)	07/15/47	6,711,606	192,516

COMM Mortgage Trust (14-CR21-XA) (I/O)

0.85% (4)	12/10/47	17,342,381	490,378

COMM Mortgage Trust (18-HCLV-C)

1.86% (1 mo. USD LIBOR + 1.700%) (1)(2)	09/15/33	340,000	320,414

COMM Mortgage Trust (20-CBM-XCP) (I/O)

0.49% (1)(4)	02/10/37	6,870,000	127,812

COMM Mortgage Trust (20-CX-E)

2.68% (1)(4)	11/10/46	370,000	350,810

CPT Mortgage Trust (19-CPT-A)

2.87% (1)	11/13/39	1,165,000	1,286,462

CSAIL Commercial Mortgage Trust (15-C3-B)

4.13% (4)	08/15/48	525,000	501,161

CSMC Trust (17-LSTK-A)

2.76% (1)	04/05/33	1,190,000	1,188,184

CSMC Trust (17-LSTK-D)

3.33% (1)(4)	04/05/33	355,000	349,857

DBGS Mortgage Trust (18-5BP-E)

2.06% (1 mo. USD LIBOR + 1.900%) (1)(2)	06/15/33	685,000	662,756

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	615,000	697,595

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	$550,000	$608,746

Grace Trust (20-GRCE-A)

2.35% (1)	12/10/40	1,350,000	1,425,516

Grace Trust (20-GRCE-D)

2.68% (1)(4)	12/10/40	1,249,000	1,239,834

Grace Trust (20-GRCE-F)

2.68% (1)(4)	12/10/40	376,000	342,690

Grace Trust (20-GRCE-X) (I/O)

0.30% (1)(4)	12/10/40	10,620,000	303,897

GS Mortgage Securities Corp. II (05-ROCK-A)

5.37% (1)	05/03/32	490,000	573,967

GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O)

0.35% (1)(4)	02/10/37	3,150,000	42,278

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.36% (1)(4)	03/10/44	5,059,087	9,043

GS Mortgage Securities Trust (12-GC6-XB) (I/O)

0.20% (1)(4)(6)	01/10/45	17,397,372	36,764

GS Mortgage Securities Trust (12-GCJ7-XB) (I/O)

0.45% (1)(4)	05/10/45	34,082,467	167,819

GS Mortgage Securities Trust (14-GC18-XB) (I/O)

0.10% (4)	01/10/47	66,563,000	320,667

GS Mortgage Securities Trust (16-GS2-XA) (I/O)

1.75% (4)	05/10/49	4,282,273	322,274

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (1)	07/10/39	560,000	636,803

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (1)(4)	12/10/41	550,000	616,031

Hudson Yards Mortgage Trust (19-55HY-F)

2.94% (1)(4)	12/10/41	150,000	139,083

ILPT Trust (19-SURF-A)

4.15% (1)	02/11/41	240,000	282,484

JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O)

0.92% (4)	11/15/47	7,986,756	182,666

JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O)

1.00% (4)	08/15/47	1,880,618	50,317

JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O)

0.63% (4)	09/15/47	11,019,766	211,448

JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O)

0.50% (1)(4)	05/15/48	26,458,000	506,590

JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O)

1.01% (4)	03/15/50	13,563,558	596,195

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.51% (1)(4)	02/15/46	53,787,856	696,125

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O)

1.43% (1)(4)(6)	07/05/32	$4,356,653	$77,955

JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O)

1.49% (4)	12/15/47	6,839,290	156,363

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.25% (4)	04/15/46	22,394,413	514,855

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	585,000	670,718

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-C)

3.75% (1)(4)	06/05/39	150,000	164,813

Manhattan West (20-1MW-A)

2.13% (1)	09/10/39	695,000	727,772

MFT Mortgage Trust (20-B6-C)

3.28% (1)(4)	08/10/40	220,000	212,380

MFT Trust (20-ABC-C)

3.48% (1)(4)	02/10/42	175,000	173,682

MFT Trust (20-ABC-D)

3.48% (1)(4)	02/10/42	180,000	169,615

MKT Mortgage Trust (20-525M-A)

2.69% (1)	02/12/40	335,000	361,643

Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O)

1.03% (4)	04/15/48	8,894,129	291,760

Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O)

0.72% (4)	05/15/48	10,136,465	282,836

Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O)

1.36% (4)	11/15/49	7,455,733	424,934

Morgan Stanley Capital I Trust (12-C4-XA) (I/O)

2.06% (1)(4)(6)	03/15/45	5,267,813	78,970

Morgan Stanley Capital I Trust (19-L2-A3)

3.81%	03/15/52	460,000	534,361

Morgan Stanley Capital I Trust (19-L2-A4)

4.07%	03/15/52	980,000	1,163,413

Morgan Stanley Capital I Trust (20-CNP-A)

2.43% (1)(4)	04/05/42	650,000	685,537

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	1,295,000	1,391,318

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1)(4)	01/05/43	390,000	377,182

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1)(4)	01/05/43	65,000	62,455

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

UBS Commercial Mortgage Trust (12-C1-XA) (I/O)

2.06% (1)(4)(6)	05/10/45	$5,059,795	$82,148

UBS Commercial Mortgage Trust (17-C5-XA) (I/O)

1.00% (4)	11/15/50	7,238,147	347,841

UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O)

2.82% (1)(4)	08/10/49	12,800,652	311,254

UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O)

0.94% (1)(4)	03/10/46	12,574,617	182,871

Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O)

1.74% (1)(4)	10/15/45	5,071,708	121,580

Wells Fargo Commercial Mortgage Trust (15-SG1-B)

4.46% (4)	09/15/48	550,000	502,065

WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)

1.79% (1)(4)(6)	08/15/45	4,196,657	79,422

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.88% (1)(4)	11/15/45	2,490,779	64,209

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.72% (4)	06/15/46	8,452,260	108,920

WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O)

0.66% (4)	09/15/46	12,369,419	188,318

WFRBS Commercial Mortgage Trust (14-C20-B)

4.38%	05/15/47	400,000	404,000

WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)

0.83% (4)	11/15/47	5,455,180	124,226

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $39,129,882)			35,878,629

Residential Mortgage-backed Securities — Agency — 10.8%

Fannie Mae (04-53-QV) (I/O) (I/F)

1.59% (4)	02/25/34	370,769	2,409

Fannie Mae (07-42-SE) (I/O) (I/F)

5.96% (-1.00 x 1 mo. USD LIBOR + 6.110%) (2)	05/25/37	71,834	11,594

Fannie Mae (07-48-SD) (I/O) (I/F)

5.95% (-1.00 x 1 mo. USD LIBOR + 6.100%) (2)	05/25/37	1,279,238	254,346

Fannie Mae (09-69-CS) (I/O) (I/F)

6.60% (-1.00 x 1 mo. USD LIBOR + 6.750%) (2)	09/25/39	237,047	42,653

Freddie Mac (1673-SD) (I/F) (PAC)

17.52% (-2.15 x T10Y + 19.391%) (2)	02/15/24	40,977	48,125

Freddie Mac (1760-ZD)

0.37% (1 x T10Y - 0.500%) (2)	02/15/24	88,480	88,055

Freddie Mac (2990-JK) (I/F)

21.37% (-1.00 x 1 mo. USD LIBOR + 22.004%) (2)	03/15/35	70,500	85,607

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC)

5.47% (-1.00 x 1 mo. USD LIBOR + 5.630%) (2)	03/15/36	$2,009,098	$400,121

Freddie Mac (3239-SI) (I/O) (I/F) (PAC)

6.49% (-1.00 x 1 mo. USD LIBOR + 6.650%) (2)	11/15/36	477,195	112,029

Freddie Mac (3323-SA) (I/O) (I/F)

5.95% (-1.00 x 1 mo. USD LIBOR + 6.110%) (2)	05/15/37	94,025	13,008

Freddie Mac (3459-JS) (I/O) (I/F)

6.09% (-1.00 x 1 mo. USD LIBOR + 6.250%) (2)	06/15/38	158,001	34,770

Freddie Mac (4030-HS) (I/O) (I/F)

6.45% (-1.00 x 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	967,397	199,024

Ginnie Mae (06-35-SA) (I/O) (I/F)

6.45% (-1.00 x 1 mo. USD LIBOR + 6.600%) (2)	07/20/36	1,316,794	314,617

Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC)

4.60% (-1.00 x 1 mo. USD LIBOR + 4.750%) (2)	11/20/36	2,223,220	301,646

Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)

6.25% (-1.00 x 1 mo. USD LIBOR + 6.400%) (2)	05/20/38	1,035,483	108,217

Ginnie Mae (16-153-IO) (I/O)

3.50%	11/20/46	2,744,710	346,877

Uniform Mortgage-Backed Securities TBA, 30 Year

2.00% (7)	01/14/51	9,375,000	9,742,676

2.00% (7)	02/12/51	6,850,000	7,107,678

2.50% (7)	01/14/51	3,150,000	3,320,789

2.50% (7)	02/12/51	7,350,000	7,736,162

Total Residential Mortgage-backed Securities — Agency

(Cost: $29,139,508)			30,270,403

Residential Mortgage-backed Securities — Non-Agency — 30.9%

ACE Securities Corp. (04-IN1-A1)

0.79% (1 mo. USD LIBOR + 0.640%) (2)	05/25/34	446,772	413,127

ACE Securities Corp. (07-ASP1-A2C)

0.41% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	1,413,716	837,943

Adjustable Rate Mortgage Trust (05-4-6A22)

3.16% (4)(8)	08/25/35	517,154	279,281

Adjustable Rate Mortgage Trust (06-1-2A1)

3.64% (4)(8)	03/25/36	408,823	292,792

Ajax Mortgage Loan Trust (19-F-A2)

3.50% (1)	07/25/59	1,300,000	1,345,987

Asset-Backed Funding Certificates (07-NC1-A2)

0.45% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	1,229,355	1,182,171

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Asset-Backed Securities Corp. Home Equity (06-HE3-A5)

0.42% (1 mo. USD LIBOR + 0.270%) (2)	03/25/36	$1,425,000	$1,392,148

Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)

0.30% (1 mo. USD LIBOR + 0.150%) (2)(8)	12/25/36	529,060	509,101

Banc of America Alternative Loan Trust (05-10-1CB1)

0.55% (1 mo. USD LIBOR + 0.400%) (2)(8)	11/25/35	585,643	484,131

Banc of America Funding Corp. (15-R3-6A2)

0.32% (1)(4)	05/27/36	1,959,016	1,828,264

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	302,520	319,537

Banc of America Funding Trust (06-3-5A3)

5.50% (8)	03/25/36	182,886	183,268

Banc of America Funding Trust (14-R5-1A1)

1.75% (6 mo. USD LIBOR + 1.500%) (1)(2)	09/26/45	657,854	649,928

Banc of America Funding Trust (15-R4-2A1)

0.36% (1 mo. USD LIBOR + 0.205%) (1)(2)	02/25/37	802,886	784,988

BCMSC Trust (00-A-A4)

8.29% (4)	06/15/30	3,316,690	931,672

Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)

2.78% (4)	10/25/33	348,608	344,736

Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)

2.41% (1-year Treasury Constant Maturity Rate + 2.300%) (2)	10/25/35	190,275	190,673

Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)

3.61% (4)(8)	06/25/47	1,001,422	981,053

Bear Stearns ALT-A Trust (05-3-4A3)

2.91% (4)	04/25/35	502,603	498,367

Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)

5.50% (4)	09/25/35	469,617	481,902

Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)

0.61% (1 mo. USD LIBOR + 0.460%) (2)	04/25/36	252,384	359,865

Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O)

0.50% (9)	03/25/37	34,321,454	830,741

Centex Home Equity Loan Trust (05-A-AF5)

5.78%	01/25/35	191,202	189,931

CIM Trust (18-R2-A1)

3.69% (1)(4)(8)	08/25/57	758,774	776,467

CIM Trust (18-R4-A1)

4.07% (1)(4)	12/26/57	994,467	1,000,346

CIM Trust (19-R1-A)

3.25% (1)(4)	10/25/58	1,104,546	1,027,165

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)

2.53% (1-year Treasury Constant Maturity Rate + 2.400%) (2)	10/25/35	$279,077	$283,243

Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)

2.69% (4)(8)	10/25/35	743,446	680,407

Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)

0.40% (1 mo. USD LIBOR + 0.250%) (1)(2)	07/25/37	1,630,612	1,583,439

CitiMortgage Alternative Loan Trust (06-A3-1A7)

6.00% (8)	07/25/36	898,439	921,889

CitiMortgage Alternative Loan Trust (06-A5-1A8)

6.00% (8)	10/25/36	808,450	810,611

Conseco Finance Securitizations Corp. (99-6-A1)

7.36% (1)(4)	06/01/30	1,442,509	812,341

Conseco Financial Corp. (96-6-M1)

7.95% (4)	09/15/27	147,321	156,500

Conseco Financial Corp. (96-7-M1)

7.70% (4)	09/15/26	258,241	264,607

Conseco Financial Corp. (98-3-A6)

6.76% (4)	03/01/30	44,733	44,846

Conseco Financial Corp. (98-4-A5)

6.18%	04/01/30	117,412	117,502

Conseco Financial Corp. (98-4-A6)

6.53% (4)	04/01/30	71,429	72,831

Conseco Financial Corp. (98-4-A7)

6.87% (4)	04/01/30	75,634	77,288

Countrywide Alternative Loan Trust (05-20CB-4A1)

5.25% (8)	07/25/20	1,420	1,418

Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O)

5.35% (1 mo. USD LIBOR + 5.500%) (2)(9)	04/25/36	5,845,988	1,468,787

Countrywide Asset-Backed Certificates (07-13-2A1)

1.05% (1 mo. USD LIBOR + 0.900%) (2)	10/25/47	622,888	612,821

Countrywide Home Loans (04-HYB4-B1)

3.09% (4)	09/20/34	573,562	266,847

Countrywide Home Loans (06-14-X) (I/O)

0.13% (4)(9)	09/25/36	14,818,490	59,916

Countrywide Home Loans (06-HYB2-1A1)

3.66% (4)(8)	04/20/36	806,033	644,456

Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)

0.89% (1 mo. USD LIBOR + 0.740%) (2)	06/25/34	117,051	115,431

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50% (8)	01/25/36	1,052,788	497,618

Credit Suisse Mortgage Capital Certificates (06-6-1A8)

6.00% (8)	07/25/36	574,978	437,471

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)

3.38%	12/25/32	$439,442	$444,517

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

3.09%	01/25/36	1,205,275	976,587

Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)

3.18%	12/25/36	2,241,071	2,214,196

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

3.83%	02/25/37	1,021,336	844,907

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

3.83%	02/25/37	1,003,475	830,034

Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)

3.51%	03/25/37	1,329,953	698,102

CSMC Trust (19-RPL2-A1A)

4.34% (1)	11/25/58	1,036,535	1,025,758

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2)

5.02% (4)(8)	06/25/36	1,461,086	1,422,475

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

0.53% (1 mo. USD LIBOR + 0.380%) (2)(8)	02/25/37	485,486	445,600

DSLA Mortgage Loan Trust (06-AR2-2A1A)

0.35% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	427,551	371,240

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	08/25/36	1,270,525	1,119,657

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	829,356	666,132

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

0.36% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	751,362	688,850

First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)

2.29% (4)(8)	12/25/35	364,831	313,620

Greenpoint Manufactured Housing (00-1-A4)

8.14% (4)	03/20/30	641,590	576,778

GSAA Home Equity Trust (06-13-AF6)

6.04%	07/25/36	1,377,727	642,096

GSC Capital Corp. Mortgage Trust (06-2-A1)

0.51% (1 mo. USD LIBOR + 0.360%) (2)(8)	05/25/36	304,934	290,726

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

GSR Mortgage Loan Trust (05-AR3-6A1)

3.46% (4)	05/25/35	$232,991	$217,847

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	437,795	415,443

Indymac INDX Mortgage Loan Trust (04-AR6-5A1)

3.01% (4)	10/25/34	360,011	365,427

Indymac INDX Mortgage Loan Trust (05-AR19-A1)

3.01% (4)	10/25/35	508,098	445,653

Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O)

2.43% (4)(9)	07/25/36	225,361	2,474

Indymac INDX Mortgage Loan Trust (06-AR9-1A1)

3.63% (4)	06/25/36	694,840	534,387

Indymac INDX Mortgage Loan Trust (07-AR5-2A1)

3.36% (4)(8)	05/25/37	894,165	835,906

Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)

0.34% (1 mo. USD LIBOR + 0.190%) (2)	04/25/37	2,051,990	1,938,642

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.50% (4)(8)	05/25/36	528,244	393,911

JPMorgan Mortgage Acquisition Trust (06-WF1-A5)

6.91%	07/25/36	2,236,961	1,015,833

JPMorgan Mortgage Acquisition Trust (07-CH4-A4)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	01/25/36	98,315	98,161

JPMorgan Mortgage Trust (04-A6-5A1)

2.51% (4)	12/25/34	285,809	274,382

JPMorgan Mortgage Trust (07-S2-1A1)

5.00% (8)	06/25/37	149,695	85,842

JPMorgan Resecuritization Trust (15-4-1A5)

0.34% (1 mo. USD LIBOR + 0.190%) (1)(2)	06/26/47	1,863,000	1,621,132

JPMorgan Resecuritization Trust (15-4-2A2)

3.82% (1)(4)(8)	06/26/47	4,070,597	2,438,101

Legacy Mortgage Asset Trust (19-GS4-A1)

3.44% (1)(8)	05/25/59	1,081,329	1,079,520

Lehman Mortgage Trust (06-7-2A5) (I/O)

6.40% (1 mo. USD LIBOR + 6.550%) (2)(9)	11/25/36	3,309,987	1,101,803

Lehman XS Trust (06-10N-1A3A)

0.36% (1 mo. USD LIBOR + 0.210%) (2)(8)	07/25/46	673,968	666,104

Lehman XS Trust (06-12N-A31A)

0.35% (1 mo. USD LIBOR + 0.200%) (2)	08/25/46	898,833	867,986

Long Beach Mortgage Loan Trust (04-4-M1)

1.05% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	737,546	729,152

MASTR Alternative Loan Trust (06-2-2A2) (I/O)

6.95% (1 mo. USD LIBOR + 7.100%) (2)(9)	03/25/36	5,935,891	1,587,973

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

MASTR Alternative Loans Trust (07-HF1-4A1)

7.00% (8)	10/25/47	$1,093,326	$718,910

MASTR Asset-Backed Securities Trust (06-NC1-A4)

0.75% (1 mo. USD LIBOR + 0.600%) (2)	01/25/36	12,297	12,290

MASTR Asset-Backed Securities Trust (07-HE1-A4)

0.43% (1 mo. USD LIBOR + 0.280%) (2)	05/25/37	2,000,000	1,569,102

Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)

0.36% (1 mo. USD LIBOR + 0.210%) (2)	04/25/37	1,097,101	1,030,145

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

0.28% (1 mo. USD LIBOR + 0.130%) (2)(8)	06/25/37	611,319	435,467

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)

0.33% (1 mo. USD LIBOR + 0.180%) (2)(8)	06/25/37	1,248,299	896,718

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

2.51% (1-year Treasury Constant Maturity Rate + 2.400%) (2)(8)	08/25/36	201,807	192,506

Mid-State Trust (04-1-B)

8.90%	08/15/37	230,792	261,475

Mid-State Trust (04-1-M1)

6.50%	08/15/37	230,792	244,649

Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1)

0.43% (1 mo. USD LIBOR + 0.280%) (2)	04/25/36	389,440	370,962

Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1)

2.98% (4)	11/25/37	418,933	422,083

New Century Home Equity Loan Trust (05-B-A2D)

0.95% (1 mo. USD LIBOR + 0.800%) (2)	10/25/35	164,366	164,385

Nomura Asset Acceptance Corp. (06-AR1-1A)

4.21% (4)	02/25/36	807,513	761,431

Oakwood Mortgage Investors, Inc. (00-A-A4)

8.15% (4)	09/15/29	1,768,681	830,694

Oakwood Mortgage Investors, Inc. (00-D-A4)

7.40% (4)	07/15/30	705,482	289,742

Oakwood Mortgage Investors, Inc. (01-C-A3)

6.61% (4)	06/15/31	1,671,028	362,309

Oakwood Mortgage Investors, Inc. (01-D-A3)

5.90% (4)	09/15/22	720,132	537,636

Oakwood Mortgage Investors, Inc. (01-D-A4)

6.93% (4)	09/15/31	417,229	339,072

Oakwood Mortgage Investors, Inc. (02-A-A3)

6.03% (4)	05/15/24	160,888	164,886

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Oakwood Mortgage Investors, Inc. (98-A-M)

6.83% (4)	05/15/28	$54,820	$55,271

Oakwood Mortgage Investors, Inc. (99-B-A4)

6.99%	12/15/26	126,008	128,116

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (4)	03/15/30	787,459	638,954

Popular ABS Mortgage Pass-Through Trust (05-6-A4)

3.53%	01/25/36	270,542	272,126

RALI Series Trust (06-QS13-1A2) (I/O)

7.01% (1 mo. USD LIBOR + 7.160%) (2)(9)	09/25/36	3,565,406	701,710

RALI Series Trust (06-QS7-A2)

6.00% (8)	06/25/36	505,262	476,418

RBSSP Resecuritization Trust (12-6-4A2)

0.48% (1 mo. USD LIBOR + 0.330%) (1)(2)	01/26/36	2,002,110	1,940,173

Residential Accredit Loans, Inc. (05-QA7-A1)

3.35% (4)(8)	07/25/35	903,007	785,321

Residential Accredit Loans, Inc. (05-QA8-CB21)

3.66% (4)(8)	07/25/35	457,023	339,625

Residential Accredit Loans, Inc. (06-QA10-A2)

0.33% (1 mo. USD LIBOR + 0.180%) (2)(8)	12/25/36	678,105	643,345

Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)

5.75% (8)	01/25/36	397,808	371,822

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.35% (4)(9)	08/25/36	9,463,169	124,677

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.76% (4)(9)	06/25/36	4,302,408	98,473

Residential Accredit Loans, Inc. (06-QS8-A3)

6.00% (8)	08/25/36	827,210	813,243

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (4)(9)	01/25/37	10,960,464	114,450

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.35% (4)(9)	02/25/37	11,479,709	138,542

Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)

5.50% (8)	04/25/37	248,119	235,803

Residential Asset Securitization Trust (05-A15-4A1)

6.00%	02/25/36	996,376	528,050

Residential Asset Securitization Trust (07-A5-AX) (I/O)

6.00% (9)	05/25/37	1,977,171	372,101

Residential Funding Mortgage Securities (06-S9-AV) (I/O)

0.34% (4)(9)	09/25/36	25,628,253	293,989

Saxon Asset Securities Trust (07-3-2A4)

0.64% (1 mo. USD LIBOR + 0.490%) (2)	09/25/47	2,926,000	2,550,529

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)

0.37% (1 mo. USD LIBOR + 0.220%) (2)	01/25/37	4,614,000	3,235,200

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Soundview Home Loan Trust (06-1-A4)

0.75% (1 mo. USD LIBOR + 0.600%) (2)	02/25/36	$409,880	$410,213

Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1)

2.83% (4)(8)	10/25/35	209,148	199,578

Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)

3.21% (4)(8)	10/25/47	330,570	287,827

Structured Asset Mortgage Investments II Trust (06-AR4-5A1)

0.33% (1 mo. USD LIBOR + 0.180%) (2)(8)	06/25/36	977,466	862,378

WAMU Asset-Backed Certificates (07-HE1-2A3)

0.30% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	1,930,812	1,178,229

Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O)

5.92% (1 mo. USD LIBOR + 6.070%) (2)(9)	06/25/37	2,463,972	330,095

Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)

4.00% (4)(8)	04/25/37	216,171	203,686

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $78,923,149)			86,267,213

Total Mortgage-backed Securities

(Cost: $161,113,539)			163,247,632

CORPORATE BONDS — 27.6%

Advertising — 0.1%

National CineMedia LLC

5.88% (1)	04/15/28	225,000	191,250

Agriculture — 0.5%

BAT Capital Corp.

2.73%	03/25/31	5,000	5,183

4.54%	08/15/47	130,000	144,587

Reynolds American, Inc.

5.85%	08/15/45	975,000	1,246,577

			1,396,347

Airlines — 0.6%

America West Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC)

7.71%	10/02/22	108,448	109,140

America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)

7.10%	10/02/22	63,432	63,623

Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)

6.72%	07/02/24	320,538	331,334

JetBlue Pass-Through Certificates (20-1A)

4.00%	05/15/34	800,000	862,136

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

Airlines (Continued)

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	$348,019	$331,787

			1,698,020

Auto Manufacturers — 1.4%

Daimler Finance North America LLC

1.12% (3 mo. USD LIBOR + 0.900%) (1)(2)	02/15/22	350,000	352,692

Ford Motor Credit Co. LLC

1.52% (3 mo. USD LIBOR + 1.270%) (2)	03/28/22	345,000	339,160

3.20%	01/15/21	1,525,000	1,527,669

3.34%	03/28/22	645,000	654,462

General Motors Co.

4.88%	10/02/23	150,000	166,558

General Motors Financial Co., Inc.

3.15%	06/30/22	180,000	186,352

3.20%	07/06/21	90,000	90,976

3.45%	04/10/22	55,000	56,652

4.38%	09/25/21	656,000	673,810

			4,048,331

Banks — 2.5%

Bank of America Corp.

2.88% (3 mo. USD LIBOR + 1.190%) (2)	10/22/30	190,000	208,804

4.08% (3 mo. USD LIBOR + 3.150%) (2)	03/20/51	285,000	360,146

Citigroup, Inc.

2.57% (SOFR + 2.107%) (2)	06/03/31	195,000	208,017

4.41% (SOFR + 3.914%) (2)	03/31/31	440,000	533,985

Comerica, Inc.

5.63% (U.S. 5-year Treasury Constant Maturity Rate + 5.291%) (2)	12/31/99	395,000	438,450

Goldman Sachs Group, Inc. (The)

3.69% (3 mo. USD LIBOR + 1.510%) (2)	06/05/28	180,000	207,344

HSBC Holdings PLC

2.01% (SOFR + 1.732%) (2)	09/22/28	685,000	702,324

JPMorgan Chase & Co.

2.18% (SOFR + 1.890%) (2)	06/01/28	505,000	536,689

3.56% (3 mo. USD LIBOR + 0.730%) (2)	04/23/24	385,000	412,787

Lloyds Banking Group PLC (United Kingdom)

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	285,000	314,469

3.90%	03/12/24	255,000	280,591

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Santander UK Group Holdings PLC (United Kingdom)

3.37% (3 mo. USD LIBOR + 1.080%) (2)	01/05/24	$435,000	$457,706

4.80% (3 mo. USD LIBOR +1.570%) (2)	11/15/24	335,000	372,739

Wells Fargo & Co.

2.39% (SOFR+ 2.100%) (2)	06/02/28	260,000	277,049

2.57% (3 mo. USD LIBOR + 1.000%) (2)	02/11/31	625,000	665,769

2.88% (3 mo. USD LIBOR + 1.170%) (2)	10/30/30	195,000	212,950

3.07% (SOFR + 2.530%) (2)	04/30/41	390,000	424,868

5.01% (3 mo. USD LIBOR + 4.240%) (2)	04/04/51	280,000	398,643

			7,013,330

Beverages — 0.4%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	704,000	918,225

Bacardi, Ltd.

4.70% (1)	05/15/28	15,000	17,816

5.30% (1)	05/15/48	205,000	285,293

			1,221,334

Biotechnology — 0.2%

Amgen, Inc.

4.40%	05/01/45	110,000	139,706

Emergent BioSolutions, Inc.

3.88% (1)	08/15/28	275,000	285,278

			424,984

Chemicals — 0.2%

International Flavors & Fragrances, Inc.

5.00%	09/26/48	365,000	492,568

Nutrition & Biosciences, Inc.

3.47% (1)	12/01/50	175,000	190,457

			683,025

Commercial Services — 0.2%

IHS Markit, Ltd.

4.00% (1)	03/01/26	73,000	83,798

4.75% (1)	02/15/25	370,000	425,074

			508,872

Diversified Financial Services — 1.6%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.65%	07/21/27	120,000	130,474

3.88%	01/23/28	130,000	139,716

3.95%	02/01/22	415,000	426,856

4.13%	07/03/23	135,000	144,570

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Air Lease Corp.

3.50%	01/15/22	$490,000	$504,341

Avolon Holdings Funding, Ltd.

2.88% (1)	02/15/25	305,000	311,307

3.95% (1)	07/01/24	85,000	89,824

5.13% (1)	10/01/23	30,000	32,134

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	1,115,000	1,328,666

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	110,000	115,330

5.50% (1)	02/15/24	470,000	512,958

Raymond James Financial, Inc.

5.63%	04/01/24	650,000	750,836

			4,487,012

Electric — 0.6%

FirstEnergy Corp.

3.40%	03/01/50	450,000	433,379

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	750,000	820,461

Puget Energy, Inc.

6.00%	09/01/21	500,000	517,566

			1,771,406

Engineering & Construction — 0.4%

Heathrow Funding, Ltd. (United Kingdom)

4.88% (1)	07/15/23	700,000	714,650

PowerTeam Services LLC

9.03% (1)	12/04/25	254,000	282,971

			997,621

Entertainment — 0.2%

Colt Merger Sub, Inc.

6.25% (1)	07/01/25	273,000	291,094

Live Nation Entertainment, Inc.

4.75% (1)	10/15/27	135,000	138,576

			429,670

Environmental Control — 0.4%

Clean Harbors, Inc.

5.13% (1)	07/15/29	275,000	300,781

GFL Environmental, Inc. (Canada)

3.75% (1)	08/01/25	250,000	256,719

5.13% (1)	12/15/26	157,000	167,817

Waste Pro USA, Inc.

5.50% (1)	02/15/26	430,000	440,924

			1,166,241

Issues	Maturity Date	Principal Amount	Value

Food — 0.9%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

5.50% (1)	01/15/30	$25,000	$28,756

Kraft Heinz Foods Co.

4.38%	06/01/46	345,000	372,431

4.88% (1)	10/01/49	700,000	814,114

5.00%	06/04/42	328,000	385,365

5.00%	07/15/35	85,000	102,360

6.38%	07/15/28	210,000	258,387

7.13% (1)	08/01/39	140,000	201,315

Kroger Co. (The)

4.45%	02/01/47	60,000	76,527

Lamb Weston Holdings, Inc.

4.63% (1)	11/01/24	120,000	125,400

Pilgrim’s Pride Corp.

5.88% (1)	09/30/27	250,000	271,410

			2,636,065

Forest Products & Paper — 0.2%

Clearwater Paper Corp.

4.75% (1)	08/15/28	475,000	493,800

Healthcare-Products — 0.1%

Hologic, Inc.

4.63% (1)	02/01/28	320,000	340,800

Healthcare-Services — 2.4%

Catalent Pharma Solutions, Inc.

4.88% (1)	01/15/26	285,000	291,715

Centene Corp.

3.00%	10/15/30	949,000	1,007,031

3.38%	02/15/30	43,000	45,399

4.63%	12/15/29	186,000	206,740

5.38% (1)	08/15/26	157,000	166,224

CommonSpirit Health

2.78%	10/01/30	135,000	143,910

Encompass Health Corp.

4.75%	02/01/30	425,000	456,000

HCA, Inc.

5.00%	03/15/24	315,000	354,649

5.25%	06/15/49	397,000	525,216

5.63%	09/01/28	100,000	118,375

Humana, Inc.

4.95%	10/01/44	125,000	168,855

Molina Healthcare, Inc.

3.88% (1)	11/15/30	520,000	558,880

5.38%	11/15/22	140,000	148,488

NYU Hospitals Center

4.43%	07/01/42	700,000	790,498

Prime Healthcare Services, Inc.

7.25% (1)	11/01/25	455,000	486,850

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

Healthcare-Services (Continued)

Providence Service Corp. (The)

5.88% (1)	11/15/25	$270,000	$286,031

Tenet Healthcare Corp.

4.63%	07/15/24	234,000	240,089

4.88% (1)	01/01/26	223,000	233,559

5.13% (1)	11/01/27	525,000	557,156

			6,785,665

Household Products/Wares — 0.1%

Spectrum Brands, Inc.

5.75%	07/15/25	135,000	139,894

6.13%	12/15/24	135,000	138,195

			278,089

Insurance — 0.9%

Berkshire Hathaway Finance Corp.

4.25%	01/15/49	230,000	305,652

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	622,948

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1)(2)	11/01/57	5,000	5,517

Nationwide Mutual Insurance Co.

2.51% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	1,000,000	999,828

Teachers Insurance & Annuity Association of America

3.30% (1)	05/15/50	520,000	567,735

			2,501,680

Machinery-Diversified — 0.1%

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (1)	04/15/26	140,000	146,300

Media — 1.2%

CCO Holdings LLC / CCO Holdings Capital Corp.

4.50% (1)	08/15/30	436,000	466,507

4.50% (1)	05/01/32	127,000	135,733

5.38% (1)	06/01/29	265,000	290,808

Charter Communications Operating LLC / Charter Communications Operating Capital

5.75%	04/01/48	150,000	196,107

CSC Holdings LLC

5.38% (1)	02/01/28	25,000	26,750

6.50% (1)	02/01/29	550,000	622,009

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (1)	08/15/26	375,000	305,591

Scripps Escrow II, Inc.

5.38% (1)	01/15/31	145,000	151,434

Sirius XM Radio, Inc.

3.88% (1)	08/01/22	130,000	131,950

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (1)	08/15/26	$200,000	$208,125

5.50% (1)	05/15/29	225,000	244,201

Walt Disney Co. (The)

3.60%	01/13/51	435,000	527,583

			3,306,798

Mining — 0.3%

Corp. Nacional del Cobre de Chile

3.63% (10)	08/01/27	350,000	392,383

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28	300,000	378,047

			770,430

Miscellaneous Manufacturers — 0.7%

General Electric Co.

0.70% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	2,400,000	1,764,000

6.75%	03/15/32	100,000	140,385

			1,904,385

Oil & Gas — 1.6%

Antero Resources Corp.

5.00%	03/01/25	496,000	472,130

5.13%	12/01/22	125,000	124,875

BP Capital Markets America, Inc.

3.63%	04/06/30	255,000	297,297

Endeavor Energy Resources LP / EER Finance, Inc.

5.50% (1)	01/30/26	52,000	53,457

EQT Corp.

3.90%	10/01/27	140,000	139,346

Hess Corp.

4.30%	04/01/27	380,000	421,325

Pertamina Persero PT (Indonesia)

3.10% (1)	08/27/30	200,000	214,495

Petrobras Global Finance BV

5.09%	01/15/30	286,000	320,520

Petroleos del Peru S.A.

4.75% (10)	06/19/32	200,000	231,500

Petroleos Mexicanos

5.95%	01/28/31	180,000	179,100

6.63%	06/15/35	385,000	381,749

6.75%	09/21/47	75,000	70,433

6.95%	01/28/60	130,000	122,512

7.69%	01/23/50	365,000	368,650

Petronas Capital, Ltd.

3.50% (1)	04/21/30	200,000	230,460

Sunoco LP / Sunoco Finance Corp.

4.50% (1)	05/15/29	425,000	442,531

Transocean Pontus, Ltd.

6.13% (1)	08/01/25	79,560	75,830

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

Transocean Poseidon, Ltd.

6.88% (1)	02/01/27	$314,000	$286,525

			4,432,735

Oil & Gas Services — 0.2%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (1)	04/01/28	140,000	146,434

Transocean Proteus, Ltd.

6.25% (1)	12/01/24	117,000	110,419

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	162,000	169,594

6.88%	09/01/27	127,000	135,797

			562,244

Packaging & Containers — 0.3%

Amcor Finance USA, Inc.

3.63%	04/28/26	400,000	448,888

Ball Corp.

4.00%	11/15/23	90,000	96,629

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	144,462

Sealed Air Corp.

4.00% (1)	12/01/27	25,000	26,750

5.50% (1)	09/15/25	140,000	156,909

			873,638

Pharmaceuticals — 1.6%

AbbVie, Inc.

4.05%	11/21/39	65,000	78,839

4.25%	11/21/49	175,000	220,484

4.50%	05/14/35	376,000	472,792

4.88%	11/14/48	275,000	373,489

Bausch Health Cos, Inc. (Canada)

7.00% (1)	03/15/24	385,000	396,454

Bayer US Finance II LLC

4.38% (1)	12/15/28	590,000	694,430

4.63% (1)	06/25/38	375,000	460,800

4.88% (1)	06/25/48	425,000	548,268

Cigna Corp.

3.88%	10/15/47	170,000	201,896

CVS Health Corp.

5.05%	03/25/48	825,000	1,116,514

			4,563,966

Pipelines — 1.7%

Cheniere Energy Partners LP

5.25%	10/01/25	25,000	25,681

Enbridge Energy Partners LP

5.88%	10/15/25	50,000	60,992

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Energy Transfer Operating LP

3.75%	05/15/30	$170,000	$181,952

6.63% (3 mo. USD LIBOR + 4.155%) (2)	12/31/99	225,000	190,969

Energy Transfer Partners LP

5.15%	03/15/45	325,000	348,304

NGPL PipeCo LLC

4.38% (1)	08/15/22	190,000	198,056

Pipeline Funding Co. LLC

7.50% (1)	01/15/30	455,650	605,814

Plains All American Pipeline LP / PAA Finance Corp.

3.80%	09/15/30	500,000	538,168

Rockies Express Pipeline LLC

4.95% (1)	07/15/29	425,000	442,468

Sunoco Logistics Partners Operations LP

5.40%	10/01/47	831,000	930,379

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

6.88%	01/15/29	127,000	143,245

Texas Eastern Transmission LP

2.80% (1)	10/15/22	300,000	310,491

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	265,000	267,650

Williams Partners LP

6.30%	04/15/40	300,000	397,688

			4,641,857

REIT — 1.5%

Boston Properties LP

3.25%	01/30/31	260,000	287,674

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	280,000	299,456

3.45%	11/15/29	1,045,000	1,128,046

GLP Capital LP / GLP Financing II, Inc.

5.30%	01/15/29	210,000	243,365

5.38%	04/15/26	621,000	713,867

5.75%	06/01/28	345,000	409,641

HCP, Inc.

4.25%	11/15/23	15,000	16,433

Hudson Pacific Properties LP

3.95%	11/01/27	275,000	303,151

Lexington Realty Trust

2.70%	09/15/30	275,000	286,867

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.

5.63%	05/01/24	135,000	146,883

Piedmont Operating Partnership LP

3.40%	06/01/23	425,000	442,667

			4,278,050

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Issues	Maturity Date	Principal Amount	Value

Retail — 0.6%

1011778 BC ULC / New Red Finance, Inc.

3.50% (1)	02/15/29	$270,000	$271,034

FirstCash, Inc.

4.63% (1)	09/01/28	275,000	284,109

Walgreens Boots Alliance, Inc.

3.45%	06/01/26	755,000	835,628

4.80%	11/18/44	225,000	256,327

			1,647,098

Savings & Loans — 0.2%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR + 1.064%) (1)(2)	03/08/24	520,000	553,564

Semiconductors — 0.3%

Intel Corp.

4.75%	03/25/50	550,000	768,922

Software — 0.1%

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.

5.75% (1)	03/01/25	25,000	25,594

SS&C Technologies, Inc.

5.50% (1)	09/30/27	210,000	224,546

			250,140

Telecommunications — 3.2%

AT&T, Inc.

3.30%	02/01/52	335,000	332,788

3.80% (1)	12/01/57	195,000	204,420

4.75%	05/15/46	530,000	654,784

4.85%	03/01/39	348,000	432,606

5.25%	03/01/37	705,000	914,526

C&W Senior Financing DAC

6.88% (1)	09/15/27	200,000	216,524

Frontier Communications Corp.

5.00% (1)	05/01/28	350,000	365,221

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (1)(11)	10/15/24	535,000	382,525

9.75% (1)(11)	07/15/25	321,000	231,958

Level 3 Financing, Inc.

4.63% (1)	09/15/27	166,000	173,674

5.38%	05/01/25	190,000	194,987

Qwest Corp.

7.25%	09/15/25	250,000	295,625

SES Global Americas Holdings GP

5.30% (1)	03/25/44	675,000	740,926

Sprint Corp.

7.88%	09/15/23	373,000	432,326

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (1)	03/20/23	129,375	130,669

4.74% (1)	09/20/29	1,110,000	1,205,699

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

T-Mobile USA, Inc.

3.88% (1)	04/15/30	$75,000	$86,959

4.38% (1)	04/15/40	350,000	427,479

4.50%	02/01/26	113,000	115,736

4.75%	02/01/28	186,000	199,985

6.00%	04/15/24	263,000	266,553

6.00%	03/01/23	44,000	44,110

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	759,000	1,016,074

			9,066,154

Transportation — 0.1%

Empresa de Transporte de Pasajeros Metro S.A.

3.65% (1)	05/07/30	200,000	225,250

Total Corporate Bonds

(Cost: $71,264,466)			77,065,073

MUNICIPAL BONDS — 1.9%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32	705,000	839,542

City and County of Denver Co. Airport System Revenue, Revenue Bond

2.24%	11/15/30	270,000	270,886

Commonwealth of Massachusetts

3.00%	03/01/48	285,000	312,203

County of Miami-Dade FL Aviation Revenue, Revenue Bond

3.45%	10/01/30	130,000	142,124

Greater Orlando Aviation Authority, Revenue Bond

5.00%	10/01/44	115,000	142,600

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49	290,000	333,428

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

4.00%	08/01/38	370,000	425,585

New York City Water and Sewer System, Revenue Bond

4.00%	06/15/50	120,000	142,426

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33	1,000,000	1,254,650

New York State Urban Development Corp, Revenue Bond

4.00%	03/15/43	240,000	283,090

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	605,000	680,135

San Francisco City and County Airport Comm-San Francisco International Airport, Revenue Bond

5.00%	05/01/49	485,000	597,564

Total Municipal Bonds

(Cost: $4,973,990)			5,424,233

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT BONDS — 1.3%

Abu Dhabi Government International Bond

2.50% (10)	09/30/29	$200,000	$216,283

Colombia Government International Bond

3.00%	01/30/30	250,000	262,925

4.50%	01/28/26	200,000	227,438

Dominican Republic International Bond

4.50% (1)	01/30/30	200,000	218,500

Egypt Government International Bond

5.58% (1)	02/21/23	200,000	211,671

Mexico Government International Bond

2.66%	05/24/31	638,000	657,299

Panama Government International Bond

3.16%	01/23/30	250,000	277,625

Qatar Government International Bond

4.50% (10)	04/23/28	350,000	424,480

Saudi Government International Bond

3.63% (10)	03/04/28	300,000	337,140

Saudi Government International Bond

3.75% (1)	01/21/55	200,000	219,000

South Africa Government Bond

4.88%	04/14/26	350,000	383,250

Uruguay Government International Bond

4.38%	01/23/31	200,000	245,969

Total Foreign Government Bonds

(Cost: $3,432,479)			3,681,580

U.S. TREASURY SECURITIES — 0.3%

U.S. Treasury Bond

1.63%	11/15/50	200,000	199,281

U.S. Treasury Note

0.88%	11/15/30	610,000	608,046

Total U.S. Treasury Securities

(Cost: $810,014)			807,327

Total Fixed Income Securities

(Cost: $270,685,235)			280,040,355

Security		Shares

COMMON STOCK — 5.1%

BANKS — 2.2%

Bank of America Corp.		62,400	1,891,344

Comerica, Inc.		18,823	1,051,453

JPMorgan Chase & Co.		14,400	1,829,808

Wells Fargo & Co.		38,967	1,176,024

			5,948,629

OIL & GAS — 1.4%

BP PLC (SP ADR) (United Kingdom)		25,680	526,954

Chevron Corp.		6,954	587,265

ConocoPhillips		18,012	720,300

Security	Shares

OIL & GAS (Continued)

Exxon Mobil Corp.	19,680	$811,209

Royal Dutch Shell PLC (SP ADR) (United Kingdom)	18,856	662,600

TOTAL SA (SP ADR) (France)	16,370	686,067

		3,994,395

Pipelines — 0.2%

Energy Transfer LP	103,400	639,012

REIT — 1.3%

AGNC Investment Corp.	144,641	2,256,399

Annaly Capital Management, Inc.	165,767	1,400,731

		3,657,130

Total Common Stock

(Cost: $10,701,041)		14,239,166

MONEY MARKET INVESTMENTS — 2.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (12)	6,704,005	6,704,005

Total Money Market Investments

(Cost: $6,704,005)		6,704,005

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 1.8%

U.S. TREASURY SECURITIES — 1.8%

U.S. Treasury Bill

0.04% (13)	01/14/21	$5,000,000	$4,999,930

Total U.S. Treasury Securities

(Cost: $4,999,863)			4,999,930

Total Short Term Investments

(Cost: $4,999,863)			4,999,930

Total Investments (109.6%)

(Cost: $293,090,144)			305,983,456

Liabilities In Excess Of Other Assets (-9.6%)			(26,916,254)

Net Assets (100.0%)			$279,067,202

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)	December 31, 2020

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Short Futures
100	10-Year U.S. Ultra Treasury Note Futures	03/22/21	$(15,712,225)	$(15,635,937)	$76,288
126	5-Year U.S. Treasury Note Futures	03/31/21	(15,879,566)	(15,896,672)	(17,106)
78	U.S. Ultra Long Bond Futures	03/22/21	(16,790,171)	(16,657,876)	132,295

			$(48,381,962)	$(48,190,485)	$191,477

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2020, the value of these securities amounted to $95,878,889 or 34.4% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2020.
(3)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Security is not accruing interest.
(6)	Restricted security (Note 9).
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(10)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2020, the value of these securities amounted to $1,601,786 or 0.6% of net assets.
(11)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(12)	Rate disclosed is the 7-day net yield as of December 31, 2020.
(13)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	30.9%
Corporate Bonds	27.6
Commercial Mortgage-Backed Securities — Non-Agency	12.9
Residential Mortgage-Backed Securities — Agency	10.8
Asset-Backed Securities	10.7
Common Stock	5.1
Commercial Mortgage-Backed Securities — Agency	3.9
Money Market Investments	2.4
Short Term Investments	1.8
Foreign Government Bonds	1.3
Municipal Bonds	1.9
U.S. Treasury Securities	0.3
Other*	(9.6)

Total	100.0%

*	Includes cash, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2020

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$29,814,510	$—	$29,814,510
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	10,831,387	—	10,831,387
Commercial Mortgage-Backed Securities — Non-Agency	—	35,878,629	—	35,878,629
Residential Mortgage-Backed Securities — Agency	—	30,270,403	—	30,270,403
Residential Mortgage-Backed Securities — Non-Agency	—	79,041,482	7,225,731	86,267,213

Total Mortgage-Backed Securities	—	156,021,901	7,225,731	163,247,632

Corporate Bonds*	—	77,065,073	—	77,065,073
Municipal Bonds	—	5,424,233	—	5,424,233
Foreign Government Bonds	—	3,681,580	—	3,681,580
U.S. Treasury Securities	807,327	—	—	807,327

Total Fixed Income Securities	807,327	272,007,297	7,225,731	280,040,355

Common Stock*	14,239,166	—	—	14,239,166
Money Market Investments	6,704,005	—	—	6,704,005
Short Term Investments	4,999,930	—	—	4,999,930

Total Investments	$26,750,428	$272,007,297	$7,225,731	$305,983,456

Asset Derivatives
Futures Contracts
Interest Rate Risk	208,583	—	—	208,583

Total	$26,959,011	$272,007,297	$7,225,731	$306,192,039

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(17,106)	$—	$—	$(17,106)

Total	$(17,106)	$—	$—	$(17,106)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2020

ASSETS:
Investments, at Value (Cost: $293,090,144)	$305,983,456
Receivable for Securities Sold	14,836,180
Cash Collateral Held for Broker for Futures	2,182,000
Interest and Dividends Receivable	2,025,641
Prepaid Expenses	17,507

Total Assets	325,044,784

LIABILITIES:
Payables for Securities Purchased	43,706,170
Distributions Payable	1,823,990
Accrued Investment Advisory Fees	165,814
Accrued Other Expenses	157,293
Payable for Variation Margin on Open Futures Contracts to Broker	86,306
Accrued Directors’ Fees and Expenses	16,137
Interest Expense Payable	13,349
Due to Custodian	8,523

Total Liabilities	45,977,582

NET ASSETS	$279,067,202

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,748,439 shares issued and outstanding)	$477,484
Paid-in Capital	269,310,055
Accumulated Earnings (Loss)	9,279,663

NET ASSETS	$279,067,202

NET ASSET VALUE PER SHARE	$5.85

MARKET PRICE PER SHARE	$5.69

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2020

INVESTMENT INCOME:
Income
Interest	$15,601,673
Dividends	740,992

Total Investment Income	16,342,665

Expenses
Investment Advisory Fees	1,624,388
Legal Fees	284,109
Audit and Tax Service Fees	152,218
Directors’ Fees and Expenses	112,196
Interest Expense	110,855
Custodian Fees	66,029
Transfer Agent Fees	52,851
Listing Fees	48,879
Insurance Expense	43,562
Administration Fees	38,697
Proxy Expense	36,367
Printing and Distribution Costs	31,183
Accounting Fees	20,423
Miscellaneous Expense	10,459

Total Expenses	2,632,216

Net Investment Income	13,710,449

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS:
Net Realized Gain (Loss) on:
Investments	7,670,447
Futures Contracts	(3,705,259)
Swap Agreements	13,659
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,372,961
Futures Contracts	(504,505)
Swap Agreements	1,292

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Agreements	4,848,595

INCREASE IN NET ASSETS FROM OPERATIONS	$18,559,044

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS:
Net Investment Income	$13,710,449	$15,564,068
Net Realized Gain on Investments, Futures Contracts and Swap Agreements	3,978,847	820,263
Net Change in Unrealized Appreciation on Investments, Futures Contracts and Swap Agreements	869,748	5,735,699

Increase in Net Assets Resulting from Operations	18,559,044	22,120,030

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(13,131,985)	(18,421,472)

Shares Issued in Reinvestment of Dividends (61,482 for the year ended December 31, 2020 and 0 for the year ended December 31, 2019)	347,158	—

Total Increase in Net Assets	5,774,217	3,698,558

NET ASSETS:
Beginning of year	273,292,985	269,594,427

End of year	$279,067,202	$273,292,985

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2020

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. Other securities, including short-term investments, swap agreements and forward currency contracts, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in

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Note 2 — Significant Accounting Policies (Continued)

Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 1 of the fair value hierarchy.

The summary of the inputs used as of December 31, 2020 is listed after the Investments by Sector table.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2019	$249,257	$7,049,925	$7,299,182
Accrued Discounts (Premiums)	—	(717,380)	(717,380)
Realized Gain (Loss)	(1,028,075)	—	(1,028,075)
Change in Unrealized Appreciation (Depreciation)	897,196	893,186	1,790,382
Purchases	—	—	—
Sales	(118,378)	—	(118,378)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of December 31, 2020	$—	$7,225,731	$7,225,731

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020	$—	$893,186	$893,186

Significant unobservable valuation inputs of Level 3 investments as of December 31, 2020 are as follows:

Description	Fair Value at December 31, 2020	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	$832,521	Third-party Vendor	Vendor Prices	$0.404 to $2.289	$1.083
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$6,393,210	Third-party Vendor	Vendor Prices	$2.420 to $33.287	$11.134

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated

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Note 2 — Significant Accounting Policies (Continued)

undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended December 31, 2020, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts (1)	$—	$208,583	$208,583

Total Value	$—	$208,583	$208,583

Liability Derivatives
Futures Contracts (1)	$—	$(17,106)	$(17,106)

Total Value	$—	$(17,106)	$(17,106)

Statement of Operations:
Net Realized Gain (Loss)
Futures Contracts	$(458,813)	$(3,246,446)	$(3,705,259)
Swap Agreements	—	13,659	13,659

Net Realized Gain (Loss)	$(458,813)	$(3,232,787)	$(3,691,600)

Net Change in Appreciation (Depreciation)
Futures Contracts	$(183,228)	$(321,277)	$(504,505)
Swap Agreements	—	1,292	1,292

Net Change in Appreciation (Depreciation)	$(183,228)	$(319,985)	$(503,213)

Number of Contracts or Notional Amounts (2)
Futures Contracts	32	319	351
Swaps Agreements	$—	$30,210,991	$30,210,991

(1)

Represents appreciation (depreciation) of futures contracts as reported in the Schedule of Investments as of December 31, 2020. Only the variation margin is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2020.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Counterparty Credit Risk:    Derivative contracts may expose the Fund to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes

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Note 2 — Significant Accounting Policies (Continued)

have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Master Agreements and Netting Arrangements.    The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The Fund had no OTC derivatives for offset under an ISDA Master Agreement as of December 31, 2020.

Note 3 — Portfolio Investments

Mortgage-Backed and Other Asset-Backed Securities:    The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or

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Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the fund at December 31, 2020 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at December 31, 2020.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

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December 31, 2020

Note 3 — Portfolio Investments (Continued)

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2020.

Derivatives:

Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund did not have any foreign currency forward contracts as of December 31, 2020.

Futures Contracts:    The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is

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Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2020, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2020 are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

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December 31, 2020

Note 3 — Portfolio Investments (Continued)

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2020, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). There were no swap agreements outstanding at December 31, 2020.

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations

Investment objective:    The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.

Investment strategy:    The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities, non-U.S. developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the Investment Company Act of 1940, as amended.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage- related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity which can negatively impact the valuation of certain issuers held by the Fund.

TCW Strategic Income Fund, Inc.

December 31, 2020

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (e.g. refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a

TCW Strategic Income Fund, Inc.

December 31, 2020

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

The following table shows character of distributed and undistributed amounts on a tax basis.

	Amount Distributed During the Year		Undistributed Amount at Year End
	Year Ended December 31, 2020	Year Ended December 31, 2019	December 31, 2020	December 31, 2019
Ordinary Income	$13,131,985	$17,273,916	$—	$36,007
Capital Gain	—	1,147,556	—	—

	$13,131,985	$18,421,472	$—	$36,007

At December 31, 2020, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$28,159,591
Unrealized (depreciation)	(18,023,819)

Net unrealized appreciation	$10,135,772

Cost of Investments for Federal Income Tax Purposes	$295,847,684

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2020:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$(174,100)
Accumulated Net Realized Loss on Investments	$174,100
Paid in Capital	$—

The Fund did not have any unrecognized tax benefits at December 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

Note 7 — Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $153,121,393 and $132,227,778, respectively, for non-U.S. Government securities, and aggregated to $74,703,071 and $62,979,644, respectively, for U.S. Government securities.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $112,196 from the Fund for the year ended December 31, 2020. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at December 31, 2020 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.75%, due 09/10/45	2/13/2015-2/26/2015	$294,717	$65,778	0.02%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.20% due 01/10/2045	2/1/2018	141,354	36,764	0.01%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.43%, due 07/05/2032	10/11/2017	259,357	77,955	0.03%
Morgan Stanley Capital I Trust (12-C4-XA), 2.06% due 03/15/45	5/16/2018	333,354	78,970	0.03%
UBS Commercial Mortgage Trust (12-C1-XA), 2.06%, due 05/10/45	6/27/2017	377,297	82,148	0.03%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.79% due 08/15/2045	12/22/2017	282,619	79,422	0.03%

		$1,688,698	$421,037	0.15%

TCW Strategic Income Fund, Inc.

December 31, 2020

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The average daily loan balance during the year ended December 31, 2020, for which loans were outstanding, amounted to $11,577,396, and the weighted average interest rate was 1.13%. Interest expense on the line of credit was $56,496 for the year ended December 31, 2020. The maximum outstanding loan balance during the year ended December 31, 2020 was $22,947,000. The Fund did not have any outstanding loan balance as of December 31, 2020. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 12 — New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Funds’ financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value Per Share, Beginning of year	$5.73	$5.65	$5.91	$5.81	$5.83

Income from Operations:
Net Investment Income (1)	0.29	0.33	0.30	0.27	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.14	(0.19)	0.14	0.00 (2)

Total from Investment Operations	0.40	0.47	0.11	0.41	0.26

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.35)	(0.34)	(0.28)	(0.21)
Distributions from Net Realized Gains	—	(0.04)	(0.03)	(0.03)	(0.07)

Total Distributions	(0.28)	(0.39)	(0.37)	(0.31)	(0.28)

Net Asset Value Per Share, End of year	$5.85	$5.73	$5.65	$5.91	$5.81

Market Value Per Share, End of year	$5.69	$5.77	$5.27	$5.87	$5.33

Net Asset Value Total Return (3)	7.25%	8.37%	1.86%	7.22%	4.49%
Market Price Return (4)	3.75%	17.14%	(3.88)%	16.36%	6.56%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$279,067	$273,293	$269,594	$282,034	$277,132

Ratio of Expenses Before Interest Expense to Average Net Assets	0.93%	0.85%	0.81%	0.81%	0.84%

Ratio of Interest Expense to Average Net Assets	0.04%	0.02%	0.02%	0.01%	0.01%

Ratio of Total Expenses to Average Net Assets	0.97%	0.87%	0.83%	0.82%	0.85%

Ratio of Net Investment Income to Average Net Assets	5.07%	5.62%	5.13%	4.47%	4.38%

Portfolio Turnover Rate	72.59%	34.64%	31.16%	32.46%	29.20%

Asset Coverage Ratio Per Share (5)	—	—	—	—	—

Total Debt Outstanding	—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions. The fund does not incur charges to investors for purchasing or selling shares.
(4)	Based on market price per share, adjusted for reinvestment of distributions. The fund does not incur charges to investors for purchasing or selling shares.
(5)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

TCW Strategic Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

February 19, 2021

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Strategic Income Fund, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

TCW Strategic Income Fund, Inc.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

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We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

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We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

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We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Directors of the Fund (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Fund as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 14, 2020, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2021 through February 5, 2022. The Board met by telephone to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 26, 2020 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 14, 2020 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1.    Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to the Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2.    Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., as the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.

3.    Investment results

The Board and the Independent Directors considered the investment results of the Fund in light of its investment objective and principal investment strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2020. The Board and the Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with Broadridge. In reviewing the Fund’s relative performance, the Board and the Independent Directors took into account the Fund’s investment strategies, distinct characteristics, asset size and

TCW Strategic Income Fund, Inc.

diversification. The Board also considered the Advisor’s assessment of the Fund’s performance during the recent period of significant market volatility.

The Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Board and the Independent Directors recognized that the peer group included many funds that were not considered to be sufficiently comparable to the Fund in terms of strategy or characteristics. The Board and the Independent Directors also noted the substantially lower volatility and aggregate exposure to high yield, corporates, preferred bonds, and equity for the Fund compared to the funds in the peer group, as well as a relatively contained discount of the market price of its stock compared to its net asset value over the most recent one-year period. The Independent Directors also noted that the Fund had outperformed its custom benchmark for the ten-year period.

The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders over the long term.

4.    Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of the Fund (as a percentage of average net assets) with the median management fee and operating expense level of the other funds in the Broadridge peer group. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that the Fund’s management fee and total expenses were below the median of the peer group funds. The Board and the Independent Directors concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should continue to benefit the Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the more extensive services provided by the Advisor to the Fund and the Advisor’s significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.

5.    The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They also recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients in addition to investment companies. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.

6.    Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. The Board and the Independent Directors concluded that any potential benefits to be received or to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.

7.    Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2020 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 6, 2020 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting and Special Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 15, 2020. At the Annual Meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Samuel P. Bell	38,589,399	666,329
David S. DeVito*	38,564,765	690,963
Patrick C. Haden	38,593,764	661,964
David Lippman	38,496,850	758,878
Peter McMillan	38,637,262	618,466
Victoria B. Rogers	38,650,607	605,121
Andrew Tarica	38,632,798	622,930

2)

Ratification of Selection of Independent Registered Public Accounting Firm — the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2020.

For	Against	Abstain
38,648,390	152,554	454,778

*	David DeVito has resigned as Director of the Fund, effective on December 31, 2020.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution Policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of six directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point.360 (post production services); TCW Funds, Inc. (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017) and Athletic Director (August 2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company); TCW Funds, Inc. (mutual fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); Norton Simon Museum (art museum); Stanford University (university).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, Los Angeles, CA 90071.
(2)	Position with company may have changed over time.

TCW Strategic Income Fund, Inc.

Interested Directors

Each of these directors are “interested persons” of the Fund as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as a director of the Fund since January 2014, and as President and Chief Executive Officer since January 2021.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).	None.

The officers of the Fund who are not directors of the Fund are:

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer

Tax Officer (since December 2016),

Metropolitan West Funds and TCW

Strategic Income Fund, Inc.; Managing

Director and Director of Tax (since

August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Funds, Inc. and Metropolitan West Funds; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2013–December 2015).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Gladys Xiques (1973)	Anti-Money Laundering Officer and Chief Compliance Officer since January 2021	Anti-Money Laundering Officer and Chief Compliance Officer (since January 2021), TCW Funds, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Director and Compliance Counsel (March 2010 – January 2015), Kohlberg Kravis Roberts & Co. L.P.
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer since February 2014	Managing Director, Chief Financial Officer and Assistant Secretary (since
January 2016), TCW LLC; Managing Director, Chief Financial Officer and Assistant Secretary (2008–December 2015), Trust Company of the West; Managing Director, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC; Treasurer and Principal
Financial and Accounting Officer,
TCW Funds, Inc. (since 2014).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Fund. Patrick W. Dennis, Senior Vice President & Associate General Counsel of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, (since February 2013) and Trust Company of the West (February 2013-December 2015), Vice President and Assistant Secretary, TCW Funds, Inc. and Metropolitan West Asset Funds (since 2013), and is Vice President and Assistant Secretary of the Fund.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 386 3829

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR

Computershare

P.O. Box 50500

Louisville, KY 40233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, California 94111

DIRECTORS

Samuel P. Bell

Director

Patrick C. Haden

Director and Chairman

David B. Lippman

Director, President, and Chief Executive Officer

Peter McMillan

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

OFFICERS

Meredith S. Jackson

Senior Vice President, General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer

and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

Patrick W. Dennis

Assistant Secretary

TSIart9445      12/31/20

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2020	2019
$83,540	$77,000

(b) Audit-Related Fees

For the fiscal years December 31, 2020 and December 31, 2019, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2020	2019
$ 0	$ 0

(c) Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed for tax compliance, tax advice, and tax planning by Deloitte were:

2020	2019
$5,670	$5,670

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and excise tax returns.

(d) All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2020	2019
$ 0	$ 0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Samuel P. Bell

Patrick C. Haden

Peter McMillan

Victoria B. Rogers

Andrew Tarica

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Mitch Flack	Portfolio Manager and Managing Director, TCW Investment Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since March 2001.
Stephen Kane	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.
Laird R. Landmann	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC, and The TCW Group, Inc. since December 2009; and President, Metropolitan West Asset Management, LLC since August 1996.

Tad Rivelle	Portfolio Manager, Group Managing Director, and Chief Investment Officer - Fixed Income, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.
Bryan Whalen	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since 2004.

*	The foregoing information regarding the Registrant’s portfolio managers is as of February 4, 2021. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2020 in millions

	Registered Investment Companies asset- based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	3	$7,967	32	$6,785	33	$13,652	0	$0	21	$1,467	3	$2,227
Stephen Kane	31	$112,682	29	$19,664	195	$48,466	0	$0	10	$2,695	7	$4,641
Laird R. Landmann	28	$122,892	19	$16,335	182	$43,421	0	$0	3	$636	7	$4,641
Tad Rivelle	29	$129,284	50	$22,395	212	$57,452	0	$0	28	$3,527	9	$6,589
Bryan Whalen	26	$121,661	41	$19,145	202	$52,786	0	$0	21	$1,467	9	$6,589

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc. and the Metropolitan West Funds (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (“Advisor”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) Share Ownership in Registrant as of December 31, 2020

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane							X
Laird Landmann							X
Tad Rivelle							X
Bryan Whalen					X

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David B. Lippman
David B. Lippman President and Chief Executive Officer

Date	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Lippman
David B. Lippman
President and Chief Executive Officer

Date	March 4, 2021

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	March 4, 2021